Via Renewables, Inc. Reschedules Fourth Quarter and Full Year 2022 Financial Results Release

HOUSTON, March 1, 2023 (ACCESSWIRE) -- Via Renewables, Inc. ("Via Renewables" or the "Company") (NASDAQ: VIA; VIASP), an independent retail energy services company, today announced that it has rescheduled its fourth quarter and full year 2022 earnings conference call. The Company will announce its earnings and conference call schedule in a future press release.

The earnings release and conference call is being rescheduled due to a delay in finalizing the Company’s Form 10-K for the year ended December 31, 2022. The rescheduling will provide for additional time for the Company to review and finalize its calculation of its deferred tax asset and liabilities and related impact on income tax expense for the year ended December 31, 2022 and assess the impact to prior years, if any, as well as complete the Company's assessment of the effectiveness of the Company's internal control over financial reporting as of December 31, 2022.

While the work is not yet finalized, the Company does not expect any changes to the Adjusted EBITDA, Gross Profit/Loss or Retail Gross Margin it expected to report in December 31, 2022, or in prior fiscal years.

About Via Renewables, Inc.

Via Renewables, Inc. is an independent retail energy services company founded in 1999 that provides residential and commercial customers in competitive markets across the United States with an alternative choice for natural gas and electricity under our well-established and well-regarded brands, including Spark Energy, Major Energy, Provider Power, and Verde Energy. Headquartered in Houston, Texas, Via Renewables currently operates in 102 utility service territories across 19 states and the District of Columbia. Via Renewables offers its customers a variety of product and service choices, including stable and predictable energy costs and green product alternatives.

We use our website as a means of disclosing material non-public information and for complying with our disclosure obligations under Regulation FD. Investors should note that new materials, including press releases, updated investor presentations, and financial and other filings with the Securities and Exchange Commission are posted on the Via Renewables Investor Relations website at https://viarenewables.com/. Investors are urged to monitor our website regularly for information and updates about the Company.

Cautionary Note Regarding Forward Looking Statements

This press release contains forward-looking statements that are subject to a number of risks and uncertainties, many of which are beyond our control. These forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) can be identified by the use of forward-looking terminology including “may,” “should,” "could," “likely,” “will,” “believe,” “expect,” “anticipate,” “estimate,” “continue,” “plan,” “intend,” “project,” or other similar words. All statements, other than statements of historical fact included in this earnings release are forward-looking statements. The forward-looking statements include statements regarding the anticipated timing of finalizing our Form 10-K for the year ended December 31, 2022, the earnings release and conference call and the impact of finalizing our audit. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot give any assurance that such expectations will prove correct.

The forward-looking statements in this press release are subject to risks and uncertainties. All forward-looking statements speak only as of the date of this press release. Unless required by law, we disclaim any obligation to publicly update or revise these statements whether as a result of new information, future events or otherwise. It is not possible for us to predict all risks, nor can we assess the impact of all factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

For further information, please contact:

Investor Relations:

Stephen Rabalais,

832-200-3727

Media Relations:

Kira Jordan,

832-255-7302